Exhibit 99.2

STATISTICAL SUPPLEMENT

SECOND QUARTER 2012

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Segment Income to Net Income	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

Information contained in this document includes the results of Chaucer from the acquisition date of July 1, 2011 onward.

Prior periods were restated for the effect of the Company’s adoption of the new Deferred Acquisition Cost (“DAC”) methodology on the Balance Sheet and Income Statement.

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER PROPERTY AND CASUALTY

Other Property and Casualty segment consists of Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Jun-YTD 2011	Jun-YTD 2012
PREMIUMS
Gross premiums written	$894.6	$1,198.3	$1,133.0	$1,287.8	$1,417.1	$1,727.9	$2,704.9
Net premiums written	815.4	1,051.0	977.1	1,016.8	1,197.6	1,565.3	2,214.4
Net premiums earned	770.5	1,018.6	1,047.8	1,035.6	1,050.0	1,532.2	2,085.6
EARNINGS
Segment income (loss) before interest and taxes	$(47.3)	$(8.2)	$77.5	$85.7	$31.0	$2.5 $	116.7
Segment income (loss) after taxes	(38.4)	(18.8)	45.5	46.0	10.0	(12.5)	56.0
Income (loss) from continuing operations	(32.8)	(10.0)	46.4	50.7	9.8	(4.9)	60.5
Net income (loss)	(32.2)	(10.0)	49.6	49.7	20.8	(2.9)	70.5
PER SHARE DATA (DILUTED) (1)
Segment income (loss) after taxes	$(0.85)	$(0.41)	$1.00	$1.01	$0.22	$(0.27)	$1.23
Income (loss) from continuing operations	(0.72)	(0.22)	1.02	1.11	0.22	(0.11)	1.33
Net income (loss)	(0.71)	(0.22)	1.09	1.09	0.46	(0.06)	1.55
Weighted average shares outstanding (1)	45.4	45.3	45.3	45.5	45.4	45.4	45.4

BALANCE SHEET
(In millions, except per share data)	June 30 2011	September 30 2011	December 31 2011	March 31 2012	June 30 2012
Total assets	$8,957.8	$12,658.4	$12,598.6	$12,913.4	$13,118.7
Total loss and loss adjustment expense reserves	3,406.4	5,722.0	5,760.3	5,827.3	5,853.4
Total shareholders’ equity	2,461.5	2,428.8	2,484.0	2,579.0	2,617.5
U.S. Property and Casualty Companies
Statutory surplus	$1,658.6	$1,538.5	$1,582.8	$1,681.1	$1,655.1
Premium to surplus ratio	1.86:1	2.02:1	2.00:1	1.92:1	1.98:1
Book value per share	$54.44	$54.40	$55.67	$57.65	$58.81
Book value per share, excluding net unrealized investment gains and losses, net of tax	$50.60	$51.06	$51.58	$52.32	$53.10
Tangible book value per share (total book value excluding goodwill and intangibles)	$49.05	$46.61	$48.29	$50.31	$51.53
Shares outstanding	45.2	44.6	44.6	44.7	44.5
Total debt/equity	34.9%	37.1%	36.7%	35.6%	35.1%
Total debt/total capital	25.8%	27.1%	26.8%	26.3%	26.0%

(1)	Weighted average shares outstanding and per diluted share amounts in the second and third quarters of 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended June 30			Six Months ended June 30
(In millions)	2012	2011	% Change	2012	2011	% Change
REVENUES
Premiums earned	$1,050.0	$770.5	36.3	$2,085.6	$1,532.2	36.1
Net investment income	68.5	61.0	12.3	137.3	121.4	13.1
Total net realized investment gains (losses)	(3.4)	13.4	(125.4)	(0.3)	16.7	(101.8)
Fees and other income	12.1	9.0	34.4	26.4	17.4	51.7

Total revenues	1,127.2	853.9	32.0	2,249.0	1,687.7	33.3

LOSSES AND EXPENSES
Losses and loss adjustment expenses	732.1	617.5	18.6	1,393.5	1,128.5	23.5
Policy acquisition expenses	233.1	162.7	43.3	461.2	325.2	41.8
Interest expense	15.9	10.8	47.2	32.1	21.2	51.4
Other operating expenses	135.0	123.1	9.7	280.3	235.5	19.0

Total losses and expenses	1,116.1	914.1	22.1	2,167.1	1,710.4	26.7

Income (loss) from continuing operations before income taxes	11.1	(60.2)	(118.4)	81.9	(22.7)	(460.8)
Income tax expense (benefit)	1.3	(27.4)	(104.7)	21.4	(17.8)	(220.2)

Income (loss) from continuing operations	9.8	(32.8)	(129.9)	60.5	(4.9)	N/M
Discontinued operations	11.0	0.6	N/M	10.0	2.0	N/M

Net income (loss)	$20.8	$(32.2)	(164.6)	$70.5	$(2.9)	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2012	December 31 2011	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,183.3 and $6,008.7)	$6,534.8	$6,284.7	4.0
Equity securities, at fair value (cost of $342.8 and $239.9)	367.5	246.4	49.1
Other investments	229.1	190.2	20.5

Total investments	7,131.4	6,721.3	6.1

Cash and cash equivalents	520.8	820.4	(36.5)
Accrued investment income	71.2	71.8	(0.8)
Premiums and accounts receivable, net	1,372.9	1,168.1	17.5
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,434.2	2,262.2	7.6
Deferred policy acquisition costs	495.9	458.6	8.1
Deferred income taxes	271.6	274.0	(0.9)
Goodwill	184.6	185.5	(0.5)
Other assets	513.9	515.5	(0.3)
Assets of discontinued operations	122.2	121.2	0.8

Total assets	$13,118.7	$12,598.6	4.1

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,853.4	$5,760.3	1.6
Unearned premiums	2,529.2	2,292.1	10.3
Expenses and taxes payable	580.4	642.9	(9.7)
Reinsurance premiums payable	492.3	378.9	29.9
Debt	917.4	911.1	0.7
Liabilities of discontinued operations	128.5	129.3	(0.6)

Total liabilities	10,501.2	10,114.6	3.8

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,782.2	1,784.8	(0.1)
Accumulated other comprehensive income	303.1	210.4	44.1
Retained earnings	1,255.4	1,211.3	3.6
Treasury stock at cost (16.0 and 15.9 million shares)	(723.8)	(723.1)	0.1

Total shareholders’ equity	2,617.5	2,484.0	5.4

Total liabilities and shareholders’ equity	$13,118.7	$12,598.6	4.1

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended June 30

	2012					2011
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C	Commercial Lines	Personal Lines	Other P&C	Total P&C
Gross premiums written	$564.2	$414.3	$438.6	$—	$1,417.1	$494.6	$399.7	$0.3	$894.6

Net premiums written	$496.7	$371.1	$329.8	$—	$1,197.6	$440.5	$374.6	$0.3	$815.4

Net premiums earned	$449.2	$364.3	$236.5	$—	$1,050.0	$408.5	$361.9	$0.1	$770.5
Losses and LAE:
Current accident year, excluding catastrophe losses	276.3	233.5	131.0	—	640.8	240.7	235.3	0.1	476.1
Prior year (favorable) unfavorable reserve development	14.5	7.8	(5.1)	—	17.2	(9.3)	(5.9)	(0.1)	(15.3)
Catastrophe losses	38.4	32.4	3.3	—	74.1	77.1	79.6	—	156.7

Total losses and LAE	329.2	273.7	129.2	—	732.1	308.5	309.0	—	617.5
Policy acquisition and other underwriting expenses	164.7	101.0	88.1	0.8	354.6	160.1	99.9	0.1	260.1

GAAP underwriting profit (loss)	(44.7)	(10.4)	19.2	(0.8)	(36.7)	(60.1)	(47.0)	—	(107.1)
Net investment income	35.0	21.3	10.2	1.9	68.4	34.0	23.1	3.9	61.0
Other income	3.1	3.2	5.1	2.3	13.7	5.4	3.2	1.6	10.2
Other operating expenses	(2.8)	(1.8)	(4.7)	(5.1)	(14.4)	(4.6)	(2.1)	(4.7)	(11.4)

Segment income (loss) before income taxes	$(9.4)	$12.3	$29.8	$(1.7)	$31.0	$(25.3)	$(22.8)	$0.8	(47.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.6%	64.1%	55.5%	N/M	61.1%	58.9%	65.0%	N/M	61.8%
Prior year (favorable) unfavorable reserve development	3.2%	2.1%	(2.2)%	N/M	1.6%	(2.3)%	(1.6)%	N/M	(2.0)%
Catastrophe losses	8.5%	8.9%	1.4%	N/M	7.1%	18.9%	22.0%	N/M	20.3%

Total loss and LAE ratio	73.3%	75.1%	54.7%	N/M	69.8%	75.5%	85.4%	N/M	80.1%
Expense ratio	36.4%	26.9%	37.2%	N/M	33.3%	39.0%	26.8%	N/M	33.3%

Combined ratio	109.7%	102.0%	91.9%	N/M	103.1%	114.5%	112.2%	N/M	113.4%

Change in policies in force	8.5%	(2.6)%				13.4%	(3.7)%
Retention	84.1%	81.0%				83.1%	79.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Six Months ended June 30

	2012					2011
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other P&C	Total P&C	Commercial Lines	Personal Lines	Other P&C	Total P&C
Gross premiums written	$1,096.8	$787.5	$820.3	$0.3	$2,704.9	$961.4	$766.2	$0.3	$1,727.9

Net premiums written	$965.6	$718.5	$530.0	$0.3	$2,214.4	$849.0	$716.0	$0.3	$1,565.3

Net premiums earned	$884.1	$727.6	$473.5	$0.4	$2,085.6	$809.3	$722.8	$0.1	$1,532.2
Losses and LAE:
Current accident year, excluding catastrophe losses	532.6	463.4	282.6	0.2	1,278.8	484.8	480.9	0.2	965.9
Prior year (favorable) unfavorable reserve development	15.0	11.6	(26.8)	0.2	—	(23.6)	(20.0)	(0.2)	(43.8)
Catastrophe losses	49.5	55.4	9.8	—	114.7	104.6	101.8	—	206.4

Total losses and LAE	597.1	530.4	265.6	0.4	1,393.5	565.8	562.7	—	1,128.5
Policy acquisition and other underwriting expenses	334.2	203.4	174.0	1.2	712.8	319.6	200.7	—	520.3

GAAP underwriting profit (loss)	(47.2)	(6.2)	33.9	(1.2)	(20.7)	(76.1)	(40.6)	0.1	(116.6)
Net investment income	70.7	42.9	19.6	4.0	137.2	67.6	45.8	8.0	121.4
Other income	8.2	6.7	10.4	4.3	29.6	10.3	6.3	3.3	19.9
Other operating expenses	(7.2)	(3.6)	(8.6)	(10.0)	(29.4)	(8.9)	(4.0)	(9.3)	(22.2)

Segment income (loss) before income taxes	$24.5	$39.8	$55.3	$(2.9)	$116.7	$(7.1)	$7.5 $	$2.1	$2.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.2%	63.7%	59.7%	N/M	61.3%	59.9%	66.6%	N/M	63.1%
Prior year (favorable) unfavorable reserve development	1.7%	1.6%	(5.7)%	N/M	—	(2.9)%	(2.8)%	N/M	(2.9)%
Catastrophe losses	5.6%	7.6%	2.1%	N/M	5.5%	12.9%	14.1%	N/M	13.5%

Total loss and LAE ratio	67.5%	72.9%	56.1%	N/M	66.8%	69.9%	77.9%	N/M	73.7%
Expense ratio	37.6%	27.1%	36.7%	N/M	33.8%	39.3%	26.9%	N/M	33.4%

Combined ratio	105.1%	100.0%	92.8%	N/M	100.6%	109.2%	104.8%	N/M	107.1%

Change in policies in force	8.5%	(2.6)%				13.4%	(3.7)%
Retention	84.4%	81.0%				83.3%	79.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Jun-YTD 2011	Jun-YTD 2012
Gross premiums written	$894.6	$1,198.3	$1,133.0	$1,287.8	$1,417.1	$1,727.9	$2,704.9

Net premiums written	$815.4	$1,051.0	$977.1	$1,016.8	$1,197.6	$1,565.3	$2,214.4

Net premiums earned	$770.5	$1,018.6	$1,047.8	$1,035.6	$1,050.0	$1,532.2	$2,085.6
Losses and LAE:
Current accident year, excluding catastrophe losses	476.1	664.1	662.5	638.0	640.8	965.9	1,278.8
Prior year (favorable) unfavorable reserve development	(15.3)	(28.8)	(30.7)	(17.2)	17.2	(43.8)	—
Catastrophe losses	156.7	99.6	55.6	40.6	74.1	206.4	114.7

Total losses and LAE	617.5	734.9	687.4	661.4	732.1	1,128.5	1,393.5
Policy acquisition and other underwriting expenses	260.1	357.8	353.7	358.2	354.6	520.3	712.8

GAAP underwriting profit (loss)	$(107.1)	$(74.1)	$6.7	$16.0	$(36.7)	$(116.6)	$(20.7)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.8%	65.2%	63.2%	61.7%	61.1%	63.1%	61.3%
Prior year (favorable) unfavorable reserve development	(2.0)%	(2.8)%	(2.9)%	(1.7)%	1.6%	(2.9)%	—
Catastrophe losses	20.3%	9.8%	5.3%	3.9%	7.1%	13.5%	5.5%

Total loss and LAE ratio	80.1%	72.2%	65.6%	63.9%	69.8%	73.7%	66.8%
Expense ratio	33.3%	34.7%	33.4%	34.2%	33.3%	33.4%	33.8%

Combined ratio	113.4%	106.9%	99.0%	98.1%	103.1%	107.1%	100.6%

Combined ratio, excluding catastrophe losses	93.1%	97.1%	93.7%	94.2%	96.0%	93.6%	95.1%
Current accident year combined ratio, excluding catastrophe losses	95.1%	99.9%	96.6%	95.9%	94.4%	96.5%	95.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended June 30

	2012					2011
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$153.5	$71.0	$48.8	$223.4	$496.7	$144.7	$64.7	$44.2	$186.9	$440.5

Net premiums earned	$145.3	$65.6	$47.1	$191.2	$449.2	$139.6	$61.2	$43.6	$164.1	$408.5
Losses and LAE:
Current accident year, excluding catastrophe losses	86.7	44.3	36.2	109.1	276.3	83.3	34.6	34.3	88.5	240.7
Prior year (favorable) unfavorable reserve development	(6.1)	5.1	(1.8)	17.3	14.5	(6.0)	1.7	(6.9)	1.9	(9.3)
Catastrophe losses	34.4	0.3	—	3.7	38.4	58.1	0.7	—	18.3	77.1

Total losses and LAE	115.0	49.7	34.4	130.1	329.2	135.4	37.0	27.4	108.7	308.5
Policy acquisition and other underwriting expenses					164.7					160.1

GAAP underwriting loss					(44.7)					(60.1)
Net investment income					35.0					34.0
Other income					3.1					5.4
Other operating expenses					(2.8)					(4.6)

Segment loss before income taxes					$(9.4)			.		$(25.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.6%	67.5%	76.8%	57.2%	61.6%	59.7%	56.6%	78.6%	53.8%	58.9%
Prior year (favorable) unfavorable reserve development	(4.2)%	7.8%	(3.8)%	9.0%	3.2%	(4.3)%	2.8%	(15.8)%	1.2%	(2.3)%
Catastrophe losses	23.7%	0.5%	N/M	1.9%	8.5%	41.6%	1.1%	N/M	11.2%	18.9%

Total loss and LAE ratio	79.1%	75.8%	73.0%	68.1%	73.3%	97.0%	60.5%	62.8%	66.2%	75.5%
Expense ratio					36.4%					39.0%

Combined ratio					109.7%					114.5%

Change in policies in force	(5.6)%	6.8%	6.9%	25.3%	8.5%	10.4%	13.1%	24.8%	13.2%	13.4%
Retention	84.8%	84.1%	80.3%	N/M	84.1%	85.1%	79.4%	82.5%	N/M	83.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Six Months ended June 30

	2012					2011
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$301.5	$141.7	$103.8	$418.6	$965.6	$281.9	$126.7	$90.0	$350.4	$849.0

Net premiums earned	$287.2	$130.1	$93.0	$373.8	$884.1	$279.5	$122.5	$85.4	$321.9	$809.3
Losses and LAE:
Current accident year, excluding catastrophe losses	163.5	86.4	70.7	212.0	532.6	172.8	73.6	65.8	172.6	484.8
Prior year (favorable) unfavorable reserve development	(12.0)	8.6	(3.0)	21.4	15.0	(11.6)	1.4	(10.6)	(2.8)	(23.6)
Catastrophe losses	44.1	0.8	—	4.6	49.5	79.7	0.9	—	24.0	104.6

Total losses and LAE	195.6	95.8	67.7	238.0	597.1	240.9	75.9	55.2	193.8	565.8
Policy acquisition and other underwriting expenses					334.2					319.6

GAAP underwriting loss					(47.2)					(76.1)
Net investment income					70.7					67.6
Other income					8.2					10.3
Other operating expenses					(7.2)					(8.9)

Segment income (loss) before income taxes					$24.5					$(7.1)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.9%	66.5%	76.0%	56.7%	60.2%	61.9%	60.1%	77.0%	53.6%	59.9%
Prior year (favorable) unfavorable reserve development	(4.2)%	6.6%	(3.2)%	5.7%	1.7%	(4.2)%	1.1%	(12.4)%	(0.9)%	(2.9)%
Catastrophe losses	15.4%	0.6%	N/M	1.2%	5.6%	28.5%	0.7%	N/M	7.5%	12.9%

Total loss and LAE ratio	68.1%	73.7%	72.8%	63.6%	67.5%	86.2%	61.9%	64.6%	60.2%	69.9%
Expense ratio					37.6%					39.3%

Combined ratio					105.1%					109.2%

Change in policies in force	(5.6)%	6.8%	6.9%	25.3%	8.5%	10.4%	13.1%	24.8%	13.2%	13.4%
Retention	85.4%	84.3%	80.2%	N/M	84.4%	85.1%	80.7%	82.1%	N/M	83.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Jun-YTD 2011	Jun-YTD 2012
Gross premiums written	$494.6	$501.3	$475.3	$532.6	$564.2	$961.4	$1,096.8

Net premiums written	$440.5	$438.4	$415.7	$468.9	$496.7	$849.0	$965.6

Net premiums earned	$408.5	$410.1	$422.3	$434.9	$449.2	$809.3	$884.1
Losses and LAE:
Current accident year, excluding catastrophe losses	240.7	270.7	249.3	256.3	276.3	484.8	532.6
Prior year (favorable) unfavorable reserve development	(9.3)	(3.6)	(7.5)	0.5	14.5	(23.6)	15.0
Catastrophe losses	77.1	39.8	4.0	11.1	38.4	104.6	49.5

Total losses and LAE	308.5	306.9	245.8	267.9	329.2	565.8	597.1
Policy acquisition and other underwriting expenses	160.1	160.3	166.3	169.5	164.7	319.6	334.2

GAAP underwriting profit (loss)	$(60.1)	$(57.1)	$10.2	$(2.5)	$(44.7)	$(76.1)	$(47.2)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.9%	66.1%	59.1%	58.9%	61.6%	59.9%	60.2%
Prior year (favorable) unfavorable reserve development	(2.3)%	(0.9)%	(1.8)%	0.1%	3.2%	(2.9)%	1.7%
Catastrophe losses	18.9%	9.7%	0.9%	2.6%	8.5%	12.9%	5.6%

Total loss and LAE ratio	75.5%	74.9%	58.2%	61.6%	73.3%	69.9%	67.5%
Expense ratio	39.0%	38.8%	39.2%	38.7%	36.4%	39.3%	37.6%

Combined ratio	114.5%	113.7%	97.4%	100.3%	109.7%	109.2%	105.1%

Combined ratio, excluding catastrophe losses	95.6%	104.0%	96.5%	97.7%	101.2%	96.3%	99.5%
Current accident year combined ratio, excluding catastrophe losses	97.9%	104.9%	98.3%	97.6%	98.0%	99.2%	97.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended June 30

	2012				2011
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$227.5	$132.3	$11.3	$371.1	$229.6	$133.2	$11.8	$374.6

Net premiums earned	$226.9	$126.8	$10.6	$364.3	$229.1	$122.2	$10.6	$361.9
Losses and LAE:
Current accident year, excluding catastrophe losses	165.8	64.5	3.2	233.5	163.8	67.1	4.4	235.3
Prior year (favorable) unfavorable reserve development	3.2	3.5	1.1	7.8	(7.4)	0.8	0.7	(5.9)
Catastrophe losses	3.0	28.7	0.7	32.4	6.3	71.8	1.5	79.6

Total losses and LAE	172.0	96.7	5.0	273.7	162.7	139.7	6.6	309.0
Policy acquisition and other underwriting expenses				101.0				99.9

GAAP underwriting loss				(10.4)				(47.0)
Net investment income				21.3				23.1
Other income				3.2				3.2
Other operating expenses				(1.8)				(2.1)

Segment income (loss) before income taxes				$12.3				$(22.8)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	73.1%	50.8%	30.2%	64.1%	71.5%	54.8%	41.5%	65.0%
Prior year (favorable) unfavorable reserve development	1.4%	2.8%	10.4%	2.1%	(3.2)%	0.7%	6.6%	(1.6)%
Catastrophe losses	1.3%	22.6%	6.6%	8.9%	2.7%	58.8%	14.2%	22.0%

Total loss and LAE ratio	75.8%	76.2%	47.2%	75.1%	71.0%	114.3%	62.3%	85.4%
Expense ratio				26.9%				26.8%

Combined ratio				102.0%				112.2%

Change in policies in force	(2.6)%	(2.0)%	(8.9)%	(2.6)%	(6.0)%	(0.9)%	(6.8)%	(3.7)%
Retention	79.2%	82.4%	N/M	81.0%	77.8%	80.9%	N/M	79.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Six Months ended June 30

	2012				2011
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$460.6	$237.3	$20.6	$718.5	$460.7	$234.4	$20.9	$716.0

Net premiums earned	$452.6	$253.6	$21.4	$727.6	$458.0	$243.7	$21.1	$722.8
Losses and LAE:
Current accident year, excluding catastrophe losses	329.7	125.1	8.6	463.4	334.0	139.5	7.4	480.9
Prior year (favorable) unfavorable reserve development	6.7	3.8	1.1	11.6	(19.3)	(1.8)	1.1	(20.0)
Catastrophe losses	5.4	48.7	1.3	55.4	6.3	93.7	1.8	101.8

Total losses and LAE	341.8	177.6	11.0	530.4	321.0	231.4	10.3	562.7
Policy acquisition and other underwriting expenses				203.4				200.7

GAAP underwriting loss				(6.2)				(40.6)
Net investment income				42.9				45.8
Other income				6.7				6.3
Other operating expenses				(3.6)				(4.0)

Segment income before income taxes				$39.8				$7.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	72.8%	49.4%	40.2%	63.7%	72.8%	57.2%	35.1%	66.6%
Prior year (favorable) unfavorable reserve development	1.5%	1.5%	5.1%	1.6%	(4.2)%	(0.7)%	5.2%	(2.8)%
Catastrophe losses	1.2%	19.2%	6.1%	7.6%	1.4%	38.4%	8.5%	14.1%

Total loss and LAE ratio	75.5%	70.1%	51.4%	72.9%	70.0%	94.9%	48.8%	77.9%
Expense ratio				27.1%				26.9%

Combined ratio				100.0%				104.8%

Change in policies in force	(2.6)%	(2.0)%	(8.9)%	(2.6)%	(6.0)%	(0.9)%	(6.8)%	(3.7)%
Retention	79.2%	82.4%	N/M	81.0%	77.8%	80.9%	N/M	79.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Jun-YTD 2011	Jun-YTD 2012
Gross premiums written	$399.7	$415.1	$380.0	$373.2	$414.3	$766.2	$787.5

Net premiums written	$374.6	$390.3	$354.9	$347.4	$371.1	$716.0	$718.5

Net premiums earned	$361.9	$363.7	$364.0	$363.3	$364.3	$722.8	$727.6
Losses and LAE:
Current accident year, excluding catastrophe losses	235.3	253.3	254.0	229.9	233.5	480.9	463.4
Prior year (favorable) unfavorable reserve development	(5.9)	(8.5)	(4.5)	3.8	7.8	(20.0)	11.6
Catastrophe losses	79.6	46.2	15.7	23.0	32.4	101.8	55.4

Total losses and LAE	309.0	291.0	265.2	256.7	273.7	562.7	530.4
Policy acquisition and other underwriting expenses	99.9	101.8	101.7	102.4	101.0	200.7	203.4

GAAP underwriting profit (loss)	$(47.0)	$(29.1)	$(2.9)	$4.2	$(10.4)	$(40.6)	$(6.2)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	65.0%	69.6%	69.7%	63.4%	64.1%	66.6%	63.7%
Prior year (favorable) unfavorable reserve development	(1.6)%	(2.3)%	(1.2)%	1.0%	2.1%	(2.8)%	1.6%
Catastrophe losses	22.0%	12.7%	4.3%	6.3%	8.9%	14.1%	7.6%

Total loss and LAE ratio	85.4%	80.0%	72.8%	70.7%	75.1%	77.9%	72.9%
Expense ratio	26.8%	27.1%	27.1%	27.3%	26.9%	26.9%	27.1%

Combined ratio	112.2%	107.1%	99.9%	98.0%	102.0%	104.8%	100.0%

Combined ratio, excluding catastrophe losses	90.2%	94.4%	95.6%	91.7%	93.1%	90.7%	92.4%
Current accident year combined ratio, excluding catastrophe losses	91.8%	96.7%	96.8%	90.7%	91.0%	93.5%	90.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended June 30

	2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$92.1	$93.0	$127.7	$76.6	$49.2	$438.6

Net premiums written	$77.8	$66.1	$87.9	$67.3	$30.7	$329.8

Net premiums earned	$44.5	$58.3	$44.2	$60.3	$29.2	$236.5
Losses and LAE:
Current accident year, excluding catastrophe losses						131.0
Prior year favorable reserve development						(5.1)
Catastrophe losses						3.3

Total losses and LAE						129.2
Policy acquisition and other underwriting expenses						88.1

GAAP underwriting profit						19.2
Net investment income						10.2
Other income						5.1
Other operating expenses						(4.7)

Segment income before income taxes						$29.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						55.5%
Prior year favorable reserve development						(2.2)%
Catastrophe losses						1.4%

Total loss and LAE ratio						54.7%
Expense ratio						37.2%

Combined ratio						91.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Six Months ended June 30

	2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$179.8	$192.5	$199.0	$143.2	$105.8	$820.3

Net premiums written	$107.4	$124.6	$111.2	$112.8	$74.0	$530.0

Net premiums earned	$91.2	$112.5	$83.6	$121.8	$64.4	$473.5
Losses and LAE:
Current accident year, excluding catastrophe losses						282.6
Prior year (favorable) unfavorable reserve development						(26.8)
Catastrophe losses						9.8

Total losses and LAE						265.6
Policy acquisition and other underwriting expenses						174.0

GAAP underwriting profit						33.9
Net investment income						19.6
Other income						10.4
Other operating expenses						(8.6)

Segment income before income taxes						$55.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						59.7%
Prior year (favorable) unfavorable reserve development						(5.7)%
Catastrophe losses						2.1%

Total loss and LAE ratio						56.1%
Expense ratio						36.7%

Combined ratio						92.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2011	2011	2012	2012	2011	2012
Gross premiums written	$281.9	$277.7	$381.7	$438.6	$—	$820.3

Net premiums written	$222.3	$206.5	$200.2	$329.8	$—	$530.0

Net premiums earned	$244.8	$261.5	$237.0	$236.5	$—	$473.5
Losses and LAE:
Current accident year, excluding catastrophe losses	140.0	159.2	151.6	131.0	—	282.6
Prior year favorable reserve development	(16.6)	(18.9)	(21.7)	(5.1)	—	(26.8)
Catastrophe losses	13.6	35.9	6.5	3.3	—	9.8

Total losses and LAE	137.0	176.2	136.4	129.2	—	265.6
Policy acquisition and other underwriting expenses	95.7	85.5	85.9	88.1	—	174.0

GAAP underwriting profit (loss)	$12.1	$(0.2)	$14.7	$19.2	$—	$33.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.2%	60.9%	64.1%	55.5%	—	59.7%
Prior year favorable reserve development	(6.8)%	(7.2)%	(9.2)%	(2.2)%	—	(5.7)%
Catastrophe losses	5.6%	13.7%	2.7%	1.4%	—	2.1%

Total loss and LAE ratio	56.0%	67.4%	57.6%	54.7%	—	56.1%
Expense ratio	39.1%	32.7%	36.2%	37.2%	—	36.7%

Combined ratio	95.1%	100.1%	93.8%	91.9%	—	92.8%

Combined ratio, excluding catastrophe losses	89.5%	86.4%	91.1%	90.5%	—	90.7%
Current accident year combined ratio, excluding catastrophe losses	96.3%	93.6%	100.3%	92.7%	—	96.4%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q2 YTD 2011	Q2 YTD 2012
Net Investment Income
Fixed maturities	$60.3	$66.1	$67.3	$65.9	$66.5	$120.9	$132.4
Equity securities	1.4	1.5	2.6	3.4	2.8	2.7	6.2
Other investments	1.0	2.3	1.0	2.0	1.5	1.5	3.5
Investment expenses	(1.7)	(2.1)	(1.9)	(2.5)	(2.3)	(3.7)	(4.8)

Total	$61.0	$67.8	$69.0	$68.8	$68.5	$121.4	$137.3

Pre-tax Yields
Fixed maturities	5.35%	4.49%	4.48%	4.38%	4.31%	5.32%	4.35%
Total	5.09%	3.96%	3.92%	3.90%	3.91%	5.04%	3.90%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances at the end of each month during the period. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

The increase in net investment income and decline in pre-tax yields beginning in Q3 2011 is primarily due to the acquisition of Chaucer.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

June 30, 2012

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q2 2012	Change in Net Unrealized YTD
Fixed Maturities:
U.S. Treasury and government agencies	AAA	$190.5	$198.8	2.6%	$8.3	$1.7	$0.7
Foreign government	AAA	302.7	304.5	4.0%	1.8	1.3	1.9
Municipals:
Taxable	AA	807.3	883.0	11.5%	75.7	8.6	17.3
Tax exempt	AA-	142.3	147.3	1.9%	5.0	0.4	(0.1)
Corporate:
NAIC 1	A	1,733.6	1,832.2	24.0%	98.6	9.0	31.4
NAIC 2	BBB	1,312.4	1,407.7	18.4%	95.3	0.8	15.9
NAIC 3 and below	B+	325.6	340.1	4.4%	14.5	(1.1)	3.7

Total corporate	BBB+	3,371.6	3,580.0	46.8%	208.4	8.7	51.0

Asset backed:
Residential mortgage backed	AA	805.3	839.1	11.0%	33.8	0.5	1.3
Commercial mortgage backed	AA+	343.9	358.9	4.7%	15.0	0.7	3.5
Asset backed	AA+	219.7	223.2	2.9%	3.5	0.2	(0.1)

Total fixed maturities	A+	6,183.3	6,534.8	85.4%	351.5	22.1	75.5
Equity securities		342.8	367.5	4.8%	24.7	6.1	18.2

Total fixed maturities and equity securities		6,526.1	6,902.3	90.2%	376.2	28.2	93.7
Cash and cash equivalents		520.8	520.8	6.8%	—	—	—
Other investments		226.2	229.1	3.0%	2.9	—	—

Total		$7,273.1	$7,652.2	100.0%	$379.1	$28.2	$93.7

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

June 30, 2012

(In millions)

CREDIT QUALITY OF FIXED MATURITIES

NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,405.8	$4,644.2	71.1%
2	Baa	1,413.5	1,512.6	23.1%
3	Ba	155.1	166.4	2.6%
4	B	141.0	145.9	2.2%
5	Caa and lower	54.2	52.2	0.8%
6	In or near default	13.7	13.5	0.2%

Total fixed maturities		$6,183.3	$6,534.8	100.0%

DURATION OF FIXED MATURITIES

	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,748.2	$1,789.4	27.4%
2-4 years	1,818.9	1,910.2	29.2%
4-6 years	1,194.0	1,296.2	19.9%
6-8 years	911.4	988.8	15.1%
8-10 years	385.0	413.6	6.3%
10+ years	125.8	136.6	2.1%

Total fixed maturities	$6,183.3	$6,534.8	100.0%

Weighted Average Duration	3.97

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

June 30, 2012

(In millions, except percentage data)

Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits (2)	$164.7	$165.2	2.16%	A
Notes	11.8	11.6	0.15%	A
Lloyds TSB Bank: (3)
Term deposits (2)	83.7	84.4	1.10%	A
Notes	6.9	6.9	0.09%	A
GE Capital	30.5	32.2	0.42%	AA+
HSBC Bank	29.1	29.6	0.39%	A+
Wells Fargo	27.9	30.0	0.39%	A+
JP Morgan	27.3	27.9	0.37%	A
American Express	26.1	28.1	0.37%	A-
Metlife	23.5	24.8	0.32%	AA-
Miller Brewing Co	22.6	24.4	0.32%	BBB+
Citigroup	22.6	23.3	0.30%	A-

Top 10 Corporate and Municipal Fixed	$476.7	$488.4	6.38%

(1)	UK government owns 83% of bank equity
(2)	Weighted average duration is approximately 2 years
(3)	UK government owns 40% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME TO NET INCOME

	Three Months ended June 30				Six Months ended June 30
	2012		2011		2012		2011
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
SEGMENT INCOME
Commercial Lines	$(9.4)		$(25.3)		$24.5		$(7.1)
Personal Lines	12.3		(22.8)		39.8		7.5
Chaucer	29.8		—		55.3		—
Other Property and Casualty	(1.7)		0.8		(2.9)		2.1

Total	31.0		(47.3)		116.7		2.5
Interest expense	(15.9)		(10.8)		(32.1)		(21.2)

Segment income (loss) before income taxes	15.1	$0.33	(58.1)	$(1.28)	84.6	$1.86	(18.7)	$(0.41)
Income tax benefit (expense) on segment income (loss)	(5.1)	(0.11)	19.7	0.43	(28.6)	(0.63)	6.2	0.14

Segment income (loss) after income taxes	10.0	0.22	(38.4)	(0.85)	56.0	1.23	(12.5)	(0.27)
Net realized investment gains (losses)	(3.4)	(0.07)	13.4	0.30	(0.3)	(0.01)	16.7	0.37
Net gain (loss) from retirement of debt	—	—	0.3	0.01	—	—	(2.2)	(0.05)
Costs related to acquired businesses	(0.9)	(0.02)	(11.1)	(0.25)	(2.4)	(0.05)	(13.8)	(0.31)
Loss on derivative instruments	—	—	(4.7)	(0.10)	—	—	(4.7)	(0.10)
Net foreign exchange gains	0.3	0.01	—	—	—	—	—	—
Income tax benefit on non-segment income	3.8	0.08	7.7	0.17	7.2	0.16	11.6	0.25

Income (loss) from continuing operations	9.8	0.22	(32.8)	(0.72)	60.5	1.33	(4.9)	(0.11)

Gain on sale of Citizens Management, Inc	10.9	0.24	—	—	10.9	0.24	—	—
Other discontinued operations, net of taxes	0.1	—	0.6	0.01	(0.9)	(0.02)	2.0	0.05

NET INCOME (LOSS)	$20.8	$0.46	$(32.2)	$(0.71)	$70.5	$1.55	$(2.9)	$(0.06)

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, Chaucer, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders' equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the three and six months ended June 30, 2012 and 2011 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2012
	Price Range		Dividends
	High	Low	Per Share
March 31	$41.52	$34.27	$0.300
June 30	$41.04	$37.17	$0.300

Quarter Ended	2011
	Price Range		Dividends
	High	Low	Per Share
March 31	$48.82	$45.08	$0.275
June 30	$46.15	$36.18	$0.275
September 30	$37.97	$31.22	$0.275
December 31	$39.23	$33.26	$0.300

INDUSTRY RATINGS AS OF AUGUST 1, 2012

Financial Strength Ratings	A.M. Best	Standard & Poor's	Moody's
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	—

Debt Ratings	A.M. Best	Standard & Poor's	Moody's

The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3

The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com